Credit Facilities (Details) - USD ($)	Jun. 30, 2019		Jun. 30, 2018
Short term loans banks, total	$ 24,686,899		$ 26,062,665
Loans from China Construction Bank, due March 2018 [Member]
Short term loans banks, total	$ 24,686,899	[1]	$ 26,062,665

[1]	As of the filing of this report, these loan balances are past due and in default due to nonpayment. The bank filed demands to ask the Company to pay off the loans immediately or freeze and/or put a lien on the Company's assets, the personal assets of the individual guarantors, and the guarantors of the loans. The court has granted such demand, and the Company has received a demand notice from the court to pay off the loans immediately on May 9, 2019. Currently, none of the Company's funds on deposit have been seized.